================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: MARCH 25, 2002




                               INSILCO HOLDING CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                        0-22098                    06-0635844
----------------                  -----------             ----------------------
(STATE OR OTHER                   (COMMISSION                (IRS EMPLOYER
JURISDICTION OF                    FILE NO.)              IDENTIFICATION NUMBER)
 INCORPORATION
OR ORGANIZATION)


                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
               --------------------------------------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



================================================================================

ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press releases issued March 25, 2002 are attached as exhibits and are incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             EXHIBIT NO.                 DESCRIPTION

             99(a)   Press release of Insilco Holding Co. issued March 25, 2002.

             99(b)   Press release of Insilco Holding Co. issued March 25, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      INSILCO HOLDING CO.
                                      -------------------------------
                                      Registrant



Date:  March 25, 2002                 By: /s/  MICHAEL R. ELIA
                                          ---------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary

                                  EXHIBIT INDEX








    EXHIBIT NO.                    DESCRIPTION


      99(a)          Press release of Insilco Holding Co. issued March 25, 2002.

      99(b)          Press release of Insilco Holding Co. issued March 25, 2002.